InvestEd Portfolios

Supplement dated November 4, 2019 to the

InvestEd Portfolios Prospectus

dated April 30, 2019

The following replaces the first bullet point of the “Your Account — Choosing a Portfolio — Sales Charge Waivers for Certain Investors — Shares may be purchased at NAV for Ivy InvestEd Plan accounts owned by:” section on page 94:

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Current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or a Portfolio is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and former employees of Waddell & Reed and its affiliates, current and former financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors that are eligible to purchase shares at NAV are those purchasing into accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to purchase shares at NAV into new accounts that are established after October 31, 2019.

The following replaces the third bullet point of the “Your Account — Choosing a Portfolio — The CDSC for Portfolio shares that are subject to a CDSC will not apply in the following circumstances:” section on page 95:

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redemptions of shares purchased for Ivy InvestEd Plan accounts held by current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or a Portfolio is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and former employees of Waddell & Reed and its affiliates, current and former financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents of each (including redemptions from certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors who are eligible to sell their shares that are subject to a CDSC without paying a CDSC are those selling from accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to sell their shares that are subject to a CDSC without paying a CDSC from accounts that are established after October 31, 2019.

The following replaces the “Your Account — Choosing a Portfolio — Potential Conflicts of Interest” section on page 96:

Potential Conflicts of Interest

Waddell & Reed is a retail broker-dealer and is the principal underwriter and distributor of the Portfolios. The following paragraphs disclose certain potential conflicts of interest in connection with the offering of the Portfolios by Waddell & Reed in connection with Ivy InvestEd Plan accounts.

In addition to offering Ivy InvestEd Plan accounts, a portion of the mutual fund shares sold by Waddell & Reed financial advisors are from the Ivy Funds. IDI serves as the Ivy Funds’ principal underwriter. IICO manages the assets of the Ivy Funds and earns investment advisory fees for providing these investment management services. These fees are assessed daily on the net assets held by the Ivy Funds and are paid to IICO out of Fund assets. Companies affiliated with Waddell & Reed (“Service Affiliates”) also serve as shareholder servicing agent and accounting services agent for the Ivy Funds and as custodian for certain retirement plan accounts available through Waddell & Reed and other third parties. The Service Affiliates receive fees for the services they provide to the Ivy Funds and/or the shareholders in the Ivy Funds. Waddell & Reed, IDI, IICO and the Service Affiliates are subsidiaries of Waddell & Reed Financial, Inc.

Waddell & Reed financial advisors are not required to sell only shares of the Ivy Funds and/or the Portfolios, have no sales quotas with respect to these products and receive the same percentage rate of compensation for all shares of mutual funds they sell, including shares of the Ivy Funds and/or the Portfolios.

Increased sales of shares of the Ivy Funds and/or the Portfolios generally result in greater revenues, and greater profits, to Waddell & Reed, IDI, IICO and the Service Affiliates, since payments to Waddell & Reed, IDI, IICO and the Service Affiliates increase as more assets are invested in the Ivy Funds and/or more fund accounts are established. Waddell & Reed employee compensation (including management) and operating goals at all levels are tied to Waddell & Reed’s overall profitability. At times, this may result in more training and product support for Waddell & Reed financial advisors to assist them with sales of shares of the Ivy Funds and/or the Portfolios, which may influence the Waddell & Reed financial advisor’s decision to recommend the Ivy Funds and/or the Portfolios.

The following replaces the second sentence of the “Your Account — Choosing a Portfolio — Portability” section on page 96:

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If you elect to work with a Waddell & Reed financial advisor, they may recommend the purchase of shares of the Portfolios through an Ivy InvestEd Plan account if college funding is one of your investment objectives and the Ivy InvestEd Plan is deemed suitable for you.

The following replaces the first bullet point of the “Your Account — Pricing of Portfolio Shares” section on page 97:

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The securities held by the underlying fund that are traded on an exchange ordinarily are valued by an independent pricing service at their closing price as reported by the principal securities exchange on which the securities are traded.

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